Quarterly Holdings Report
for
Fidelity® Digital Health ETF
September 30, 2023
DHE-NPRT1-1123
1.9903840.101
Common Stocks - 99.9%
	Shares	Value ($)
CONSUMER STAPLES - 7.7%
Consumer Staples Distribution & Retail - 7.7%
Alibaba Health Information Technology Ltd. (a)	300,000	186,929
DocMorris AG (a)	1,757	97,568
JD Health International, Inc. (a)(b)	43,250	224,206
Redcare Pharmacy NV (a)(b)	1,308	139,869
		648,572
HEALTH CARE - 86.7%
Health Care Equipment & Supplies - 46.2%
Axonics Modulation Technologies, Inc. (a)	3,256	182,727
Cochlear Ltd.	1,694	279,143
Demant A/S (a)	4,968	206,389
DexCom, Inc. (a)	4,000	373,200
Fisher & Paykel Healthcare Corp.	19,603	254,179
Inspire Medical Systems, Inc. (a)	1,064	211,140
Insulet Corp. (a)	1,587	253,111
Integra LifeSciences Holdings Corp. (a)	4,429	169,144
Intuitive Surgical, Inc. (a)	1,299	379,685
iRhythm Technologies, Inc. (a)	1,829	172,402
Koninklijke Philips Electronics NV	15,885	318,975
Nevro Corp. (a)	5,875	112,918
Omnicell, Inc. (a)	3,155	142,101
ResMed, Inc.	2,333	344,981
Senseonics Holdings, Inc. (a)	158,014	95,425
Sonova Holding AG	1,189	282,953
Tandem Diabetes Care, Inc. (a)	5,684	118,057
		3,896,530
Health Care Providers & Services - 13.2%
Accolade, Inc. (a)	9,274	98,119
Apollo Medical Holdings, Inc. (a)	4,001	123,431
Cigna Group	668	191,095
Corvel Corp. (a)	761	149,651
Hims & Hers Health, Inc. (a)	18,047	113,516
Premier, Inc.	8,243	177,225
R1 RCM, Inc. (a)	10,292	155,100
Well Health Technologies Corp. (a)	34,445	105,730
		1,113,867
Health Care Technology - 25.4%
American Well Corp. (a)	63,940	74,810
Definitive Healthcare Corp. (a)	10,016	80,028
Doximity, Inc. (a)	7,795	165,410
Evolent Health, Inc. (a)	6,929	188,677
GoodRx Holdings, Inc. (a)	15,937	89,725
Health Catalyst, Inc. (a)	9,965	100,846
JMDC, Inc.	4,200	153,083
Nextgen Healthcare, Inc. (a)	7,151	169,693
Phreesia, Inc. (a)	5,364	100,200
Pro Medicus Ltd.	3,685	198,326
Teladoc Health, Inc. (a)	9,061	168,444
Veeva Systems, Inc. Class A (a)	2,091	425,410
Veradigm, Inc. (a)	11,166	146,721
Yidu Tech, Inc. (a)(b)	163,400	83,037
		2,144,410
Life Sciences Tools & Services - 1.9%
IQVIA Holdings, Inc. (a)	844	166,057
TOTAL HEALTH CARE		7,320,864
INDUSTRIALS - 2.1%
Professional Services - 2.1%
Maximus, Inc.	2,351	175,573
INFORMATION TECHNOLOGY - 3.4%
IT Services - 2.1%
Cognizant Technology Solutions Corp. Class A	2,650	179,511
Software - 1.3%
EngageSmart, Inc. (a)	6,058	108,983
TOTAL INFORMATION TECHNOLOGY		288,494
TOTAL COMMON STOCKS (Cost $10,946,304)		8,433,503

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $10,946,304)	8,433,503
NET OTHER ASSETS (LIABILITIES) - 0.1%	6,430
NET ASSETS - 100.0%	8,439,933

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $447,112 or 5.3% of net assets.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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